UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22080
                                                    -----------

                      First Trust Dividend and Income Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)


        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period:  August 31, 2014
                                           -------------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule(s) of Investments is attached herewith.


FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS
AUGUST 31, 2014 (UNAUDITED)


    SHARES                                    DESCRIPTION                                      VALUE
_______________  ______________________________________________________________________    ______________

COMMON STOCKS - 83.1%

                 AEROSPACE & DEFENSE - 1.0%
          8,900  Honeywell International, Inc. (a)...................................      $      847,547
                                                                                           --------------

                 AUTOMOBILES - 1.1%
         26,000  General Motors Co. .................................................             904,800
                                                                                           --------------

                 BANKS - 11.1%
         38,000  BB&T Corp. .........................................................           1,418,540
         63,000  F.N.B. Corp. .......................................................             778,680
         59,000  JPMorgan Chase & Co. (a)............................................           3,507,550
         41,200  U.S. Bancorp (a)....................................................           1,741,936
         40,000  Wells Fargo & Co. (a)...............................................           2,057,600
                                                                                           --------------
                                                                                                9,504,306
                                                                                           --------------

                 CAPITAL MARKETS - 3.3%
         35,000  Invesco, Ltd. ......................................................           1,429,400
         19,000  State Street Corp. (a)..............................................           1,368,570
                                                                                           --------------
                                                                                                2,797,970
                                                                                           --------------

                 CHEMICALS - 1.2%
          9,000  LyondellBasell Industries N.V., Class A ............................           1,029,150
                                                                                           --------------

                 COMMERCIAL SERVICES & SUPPLIES - 1.0%
         42,500  Covanta Holding Corp. ..............................................             892,075
                                                                                           --------------

                 COMMUNICATIONS EQUIPMENT - 1.0%
         11,400  QUALCOMM, Inc. .....................................................             867,540
                                                                                           --------------

                 DIVERSIFIED TELECOMMUNICATION SERVICES - 4.0%
         48,700  AT&T, Inc. (a)......................................................           1,702,552
         34,100  Verizon Communications, Inc. (a)....................................           1,698,862
                                                                                           --------------
                                                                                                3,401,414
                                                                                           --------------

                 ELECTRIC UTILITIES - 0.8%
         20,000  PPL Corp. ..........................................................             692,600
                                                                                           --------------

                 FOOD PRODUCTS - 1.0%
         15,300  Kraft Foods Group, Inc. (a).........................................             901,170
                                                                                           --------------

                 HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
         12,500  Medtronic, Inc. ....................................................             798,125
                                                                                           --------------

                 HOTELS, RESTAURANTS & LEISURE - 3.8%
         11,600  DineEquity, Inc. (a)................................................             965,120
         34,000  Six Flags Entertainment Corp. (a)...................................           1,240,320
         12,500  Starwood Hotels & Resorts Worldwide, Inc. (a).......................           1,056,750
                                                                                           --------------
                                                                                                3,262,190
                                                                                           --------------

                 INDUSTRIAL CONGLOMERATES - 1.9%
         63,000  General Electric Co. (a)............................................           1,636,740
                                                                                           --------------

                 INSURANCE - 5.7%
         23,000  Arthur J. Gallagher & Co. ..........................................           1,086,290
         17,500  MetLife, Inc. ......................................................             957,950
         75,400  Old Republic International Corp. ...................................           1,157,390


                See Notes to Quarterly Portfolio of Investments           Page 1

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2014 (UNAUDITED)


    SHARES                                    DESCRIPTION                                      VALUE
_______________  ______________________________________________________________________    ______________

COMMON STOCKS (CONTINUED)

                 INSURANCE (CONTINUED)
          8,500  Prudential Financial, Inc. .........................................      $      762,450
          9,500  Travelers (The) Cos., Inc. (a)......................................             899,745
                                                                                           --------------
                                                                                                4,863,825
                                                                                           --------------

                 IT SERVICES - 1.7%
         17,000  Automatic Data Processing, Inc. ....................................           1,419,160
                                                                                           --------------

                 MEDIA - 5.5%
         30,000  AMC Entertainment Holdings, Inc., Class A ..........................             710,100
         12,500  Lamar Advertising Co., Class A .....................................             656,000
        100,793  National Cinemedia, Inc. ...........................................           1,471,578
         91,300  Regal Entertainment Group, Class A (a)..............................           1,921,865
                                                                                           --------------
                                                                                                4,759,543
                                                                                           --------------

                 METALS & MINING - 1.9%
         10,000  BHP Billiton Ltd., ADR .............................................             686,300
         25,300  Freeport-McMoRan, Inc. (a)..........................................             920,161
                                                                                           --------------
                                                                                                1,606,461
                                                                                           --------------

                 MULTI-UTILITIES - 1.8%
          8,000  DTE Energy Co. .....................................................             626,000
         12,500  National Grid PLC, ADR .............................................             934,250
                                                                                           --------------
                                                                                                1,560,250
                                                                                           --------------

                 OIL, GAS & CONSUMABLE FUELS - 9.4%
         13,000  Chevron Corp. (a)...................................................           1,682,850
         15,400  ConocoPhillips (a)..................................................           1,250,788
         10,000  Occidental Petroleum Corp. .........................................           1,037,300
         29,800  Royal Dutch Shell PLC, ADR (a)......................................           2,412,906
         26,200  Total S.A., ADR (a).................................................           1,728,152
                                                                                           --------------
                                                                                                8,111,996
                                                                                           --------------

                 PAPER & FOREST PRODUCTS - 1.0%
         22,525  Domtar Corp. .......................................................             839,957
                                                                                           --------------

                 PHARMACEUTICALS - 8.6%
         12,500  Abbvie, Inc. .......................................................             691,000
         15,000  AstraZeneca PLC, ADR ...............................................           1,140,150
         14,800  Johnson & Johnson (a)...............................................           1,535,204
         28,000  Merck & Co., Inc. (a)...............................................           1,683,080
         80,000  Pfizer, Inc. (a)....................................................           2,351,200
                                                                                           --------------
                                                                                                7,400,634
                                                                                           --------------

                 REAL ESTATE INVESTMENT TRUSTS - 2.3%
         24,500  EPR Properties .....................................................           1,394,295
         20,000  Hospitality Properties Trust .......................................             588,600
                                                                                           --------------
                                                                                                1,982,895
                                                                                           --------------

                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
         51,800  Intel Corp. (a).....................................................           1,808,856


Page 2          See Notes to Quarterly Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2014 (UNAUDITED)


 SHARES/UNITS                                 DESCRIPTION                                      VALUE
_______________  ______________________________________________________________________    ______________

COMMON STOCKS (CONTINUED)

                 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
         20,000  Microchip Technology, Inc. .........................................      $      976,600
                                                                                           --------------
                                                                                                2,785,456
                                                                                           --------------

                 SOFTWARE - 1.0%
         19,400  Microsoft Corp. ....................................................             881,342
                                                                                           --------------

                 SPECIALTY RETAIL - 1.1%
         14,500  L Brands, Inc. .....................................................             925,825
                                                                                           --------------

                 TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.9%
         16,100  Apple, Inc. (a).....................................................           1,650,250
                                                                                           --------------

                 TOBACCO - 5.0%
         43,800  Altria Group, Inc. (a)..............................................           1,886,904
         13,800  Lorillard, Inc. ....................................................             823,860
         18,800  Philip Morris International, Inc. (a)...............................           1,608,904
                                                                                           --------------
                                                                                                4,319,668
                                                                                           --------------

                 TRADING COMPANIES & DISTRIBUTORS - 0.9%
         17,000  TAL International Group, Inc. ......................................             751,400
                                                                                           --------------
                 TOTAL COMMON STOCKS ................................................          71,394,289
                 (Cost $64,463,442)                                                        --------------

MASTER LIMITED PARTNERSHIPS - 7.2%

                 CAPITAL MARKETS - 0.8%
         20,000  Blackstone Group L.P. ..............................................             670,600
                                                                                           --------------

                 OIL, GAS & CONSUMABLE FUELS - 6.4%
         26,000  Alliance Resource Partners, L.P. ...................................           1,293,760
         16,700  Energy Transfer Partners, L.P. .....................................             959,415
         25,000  Enterprise Products Partners, L.P. .................................           1,015,750
         13,600  Golar LNG Partners, L.P. ...........................................             517,888
         26,000  Teekay Offshore Partners, L.P. .....................................             916,240
         14,500  Williams Partners, L.P. ............................................             768,645
                                                                                           --------------
                                                                                                5,471,698
                                                                                           --------------
                 TOTAL MASTER LIMITED PARTNERSHIPS ..................................           6,142,298
                 (Cost $5,038,999)                                                         --------------

COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 2.2%

                 CAPITAL MARKETS - 2.2%
         71,000  Ares Capital Corp. .................................................           1,217,650
         45,000  Hercules Technology Growth Capital, Inc. ...........................             688,050
                                                                                           --------------
                 TOTAL COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES ...............           1,905,700
                 (Cost $1,982,134)                                                         --------------

INVESTMENT COMPANIES - 2.1%

                 CAPITAL MARKETS - 0.6%
          2,500  SPDR S&P 500 ETF Trust .............................................             501,775
                                                                                           --------------


                See Notes to Quarterly Portfolio of Investments           Page 3

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2014 (UNAUDITED)


    SHARES                                   DESCRIPTION                                      VALUE
_______________  ______________________________________________________________________    ______________

INVESTMENT COMPANIES (CONTINUED)

                 DIVERSIFIED FINANCIAL SERVICES - 1.5%
         32,300  Kayne Anderson MLP Investment Co. ..................................      $    1,324,946
                                                                                           --------------
                 TOTAL INVESTMENT COMPANIES .........................................           1,826,721
                 (Cost $1,673,304)                                                         --------------


   PRINCIPAL                                                                   STATED
     VALUE                       DESCRIPTION                   RATE (b)     MATURITY (c)       VALUE
_______________  _______________________________________    _____________  ______________  ______________

SENIOR FLOATING-RATE LOAN INTERESTS - 28.5%

                 AEROSPACE & DEFENSE - 0.2%
$       183,605  DynCorp International, Inc., Term
                     Loan ..............................     6.25%           07/07/16             182,802
                                                                                           --------------

                 AUTO COMPONENTS - 1.0%
        466,667  Gates Global LLC, Initial Dollar
                     Term Loan .........................     4.25%           07/05/21             462,998
        300,000  Henniges Automotive Holdings, Term
                     Loan B ............................     6.00%           06/03/21             302,250
        114,372  Metaldyne LLC, USD Term Loan
                     2014 (b) (c).......................     4.25%           12/18/18             114,201
                                                                                           --------------
                                                                                                  879,449
                                                                                           --------------

                 CAPITAL MARKETS - 1.0%
        500,000  Nuveen Investments, Inc., Tranche B
                     First-Lien Term Loan ..............     4.16%           05/13/17             498,660
        400,000  RCS Capital Corp., Term Loan
                     (First Lien) ......................     6.50%           04/29/19             403,832
                                                                                           --------------
                                                                                                  902,492
                                                                                           --------------

                 CHEMICALS - 0.8%
        140,705  Arizona Chemical (AZ Chem US, Inc.),
                     Initial Term Loan .................     4.50%           06/10/22             141,173
        100,000  Emerald Performance Materials LLC,
                     Initial Term Loan (First Lien) ....     4.50%           07/30/21              99,583
        300,000  Gemini HDPE LLC, Advance Term Loan ....     4.75%           08/06/21             300,000
         12,737  Polymer Group, Inc., Amendment No. 1
                     Delayed Draw Incremental Loan .....     2.13%           12/19/19              12,705
        129,853  Polymer Group, Inc., Initial Loan .....     5.25%           12/19/19             130,502
                                                                                           --------------
                                                                                                  683,963
                                                                                           --------------

                 COMMERCIAL SERVICES & SUPPLIES - 1.3%
        409,371  SMG Holdings, Inc., Term Loan B .......     4.50%           02/27/20             409,118
        477,387  Southern Graphic, Inc., Term Loan .....     4.25%-5.50%     10/17/19             475,897
        199,000  WTG Holdings III Corp. (EWT Holdings
                     III Corp.), Term Loan (First
                     Lien) .............................     4.75%           01/15/21             198,254
                                                                                           --------------
                                                                                                1,083,269
                                                                                           --------------

                 COMMUNICATIONS EQUIPMENT - 0.0%
         42,833  Mitel Networks Corp., Term Loan .......     5.25%           01/31/20              42,873
                                                                                           --------------

                 CONSUMER FINANCE - 0.3%
        248,750  Walter Investment Management Corp.,
                     Tranche B Term Loan ...............     4.75%           12/18/20             242,718
                                                                                           --------------


Page 4          See Notes to Quarterly Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2014 (UNAUDITED)


   PRINCIPAL                                                                   STATED
     VALUE                       DESCRIPTION                   RATE (b)     MATURITY (c)       VALUE
_______________  _______________________________________    _____________  ______________  ______________

SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                 CONTAINERS & PACKAGING - 0.4%
$       223,875  Exopack Holding Corp., Term Loan B.....     5.25%         04/30/19        $      225,180
        100,000  Mauser Holdings GmBH, Initial Dollar
                     Term Loan (First Lien) ............     4.50%         07/31/21                99,344
                                                                                           --------------
                                                                                                  324,524
                                                                                           --------------

                 DIVERSIFIED CONSUMER SERVICES - 1.0%
        352,941  Asurion LLC, Term Loan (Second Lien)...     8.50%         03/03/21               363,882
        486,653  Asurion LLC, Incremental Tranche B-1
                     Term Loan .........................     5.00%         05/24/19               487,870
                                                                                           --------------
                                                                                                  851,752
                                                                                           --------------

                 DIVERSIFIED FINANCIAL SERVICES - 1.3%
        248,122  Duff & Phelps Corp., Initial Term
                     Loan ..............................     4.50%           04/23/20             247,688
        500,000  First Data Corp., 2021 New Dollar Term
                     Loan ..............................     4.16%           03/24/21             498,595
         96,250  FLY Leasing Ltd. (Fly Funding II
                     S.A.R.L), Loan ....................     4.50%           08/09/19              96,322
        248,750  Santander Asset Management (SAM
                     Finance Lux S.A.R.L), Dollar
                     Term Loan .........................     4.25%           12/17/20             248,362
                                                                                           --------------
                                                                                                1,090,967
                                                                                           --------------

                 FOOD & STAPLES RETAILING - 0.9%
        266,667  Albertsons LLC, Term Loan B4 ..........     5.50%           08/08/21             267,221
        521,125  BJ's Wholesale Club, Inc., New 2013
                     (November) Replacement Loan
                     (First Lien) ......................     4.50%           09/26/19             518,113
                                                                                           --------------
                                                                                                  785,334
                                                                                           --------------

                 FOOD PRODUCTS - 0.1%
         99,754  Del Monte Foods, Inc., Initial Loan
                     (First Lien) ......................     4.25%           02/18/21              98,610
                                                                                           --------------

                 HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
        460,732  Carestream Health, Inc. (Onex
                     Carestream Finance L.P.), Term
                     Loan (First Lien 2013).............     5.00%           06/07/19             461,212
        141,573  Ikaria, Inc., Initial Term Loan
                     (First Lien)....                        5.00%           02/12/21             141,883
        395,361  Sage Products Holdings III LLC,
                     Replacement Term Loan (First
                     Lien)..............................     4.25%           12/13/19             394,866
                                                                                           --------------
                                                                                                  997,961
                                                                                           --------------

                 HEALTH CARE PROVIDERS & SERVICES - 2.8%
        178,125  CareCore National LLC, Term Loan.......     5.50%           03/05/21             178,460
        497,147  CHG Healthcare Services, Inc, Term Loan
                     (First Lien) ......................     4.25%           11/19/19             496,059
         99,500  CHS/Community Health Systems, Inc.,
                     2021 Term D Loan...................     4.25%           01/27/21              99,704
        108,333  Curo Health Services Holdings, Inc.,
                     Initial Term Loan (First Lien).....     5.75%           06/08/20             107,160


                See Notes to Quarterly Portfolio of Investments           Page 5

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2014 (UNAUDITED)


   PRINCIPAL                                                                   STATED
     VALUE                       DESCRIPTION                   RATE (b)     MATURITY (c)       VALUE
_______________  _______________________________________    _____________  ______________  ______________

SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                 HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
$       249,373  Gentiva Health Services, Inc., Initial
                     Term B Loan........................     6.50%           10/18/19      $      249,531
        240,625  Gentiva Health Services, Inc., Initial
                     Term C Loan........................     5.75%           10/18/18             240,124
        683,333  Healogics, Inc., Initial Term Loan
                     (First Lien).......................     5.25%           07/01/21             685,042
         82,706  Heartland Dental Care LLC, Incremental
                     Term Loan..........................     5.50%           12/21/18              82,871
        247,503  U.S. Renal Care, Inc., Tranche B-2
                     Term Loan (First lien).............     4.25%           07/03/19             247,194
                                                                                           --------------
                                                                                                2,386,145
                                                                                           --------------

                 HEALTH CARE TECHNOLOGY - 0.4%
        248,750  Healthport Technologies LLC (CT
                     Technologies Intermediate Holdings,
                     Inc.), Term Loan B.................     5.25%           10/04/19             249,061
        100,000  TriZetto Group, Inc. (TZ Merger Sub,
                     Inc.), Term Loan (Second Lien).....     8.50%           03/28/19             101,000
                                                                                           --------------
                                                                                                  350,061
                                                                                           --------------

                 HOTELS, RESTAURANTS & LEISURE - 6.3%
        750,000  Amaya Gaming Group, Initial Term B Loan
                     (First Lien).......................     5.00%           08/01/21             742,687
         82,917  Arby's Restaurant Group (ARG IH Corp.),
                     Term Loan..........................     5.00%           11/15/20              82,995
        373,831  Bally Technologies, Inc., Term B
                     Loan...............................     4.25%           11/25/20             373,132
        650,000  Caesars Growth Partners LLC, Term B
                     Loan (First Lien)..................     6.25%           05/08/21             634,680
        460,737  CityCenter Holdings LLC, Term B Loan...     4.25%           10/16/20             460,046
        166,667  Extended Stay America (ESH Hospitality,
                     Inc.), Term Loan...................     5.00%           06/24/19             168,125
        458,370  Focus Brands, Inc., Refinancing Term
                     Loan (First Lien)..................     4.25%           02/21/18             454,740
        332,500  Planet Fitness Holdings LLC, Term
                     Loan...............................     4.75%           03/31/21             331,945
        750,000  Portillo's Holdings, LLC, Second Lien
                     Term Loan..........................     8.00%           08/15/22             749,062
        650,000  Portillo's Holdings, LLC, Term B Loan
                     (First Lien).......................     4.75%           08/02/21             648,375
        214,286  Red Lobster Management LLC, Initial
                     Term Loan (First Lien).............     6.25%           07/28/21             214,821
        496,250  ROC Finance LLC, Funded Term B Loan....     5.00%           06/20/19             481,055
         96,112  Station Casinos, Inc., B Term Loan.....     4.25%           03/02/20              95,722
                                                                                           --------------
                                                                                                5,437,385
                                                                                           --------------

                 INSURANCE - 0.7%
         96,207  Amwins Group LLC, New Term Loan (First
                     Lien)..............................     5.00%           09/06/19              96,027
        248,729  Confie Seguros Holding II Co., Term B
                     Loan (First Lien)..................     5.75%           11/09/18             248,480


Page 6          See Notes to Quarterly Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2014 (UNAUDITED)


   PRINCIPAL                                                                   STATED
     VALUE                       DESCRIPTION                   RATE (b)     MATURITY (c)       VALUE
_______________  _______________________________________    _____________  ______________  ______________

SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                 INSURANCE (CONTINUED)
$       223,313  USI, Inc. (Compass Investors, Inc.),
                     Initial Term Loan..................     4.25%           12/27/19      $      221,265
                                                                                           --------------
                                                                                                  565,772
                                                                                           --------------

                 IT SERVICES - 0.6%
        375,000  Interactive Data Corp., Term Loan......     4.75%           05/02/21             375,938
        149,625  Sungard Availability Services Capital,
                     Term Loan B........................     6.00%           03/29/19             148,175
                                                                                           --------------
                                                                                                  524,113
                                                                                           --------------

                 LIFE SCIENCES TOOLS & SERVICES - 0.7%
        426,750  InVentiv Health, Inc., Term B-4 Loan...     7.75%           05/15/18             425,150
        150,000  Sterigenics International (STHI
                     Intermediate Holding Corp.),
                     Initial Term Loan..................     4.50%           08/06/21             149,500
                                                                                           --------------
                                                                                                  574,650
                                                                                           --------------

                 MACHINERY - 0.7%
        291,773  Filtration Group Corp., Term Loan
                     (First Lien).......................     4.50%           11/20/20             291,919
        335,816  Husky Injection Molding Systems Ltd.,
                     New Term Loan......................     4.25%           06/30/21             334,557
                                                                                           --------------
                                                                                                  626,476
                                                                                           --------------

                 MEDIA - 2.4%
        520,000  Charter Communications Operating LLC,
                     Term Loan G........................     4.25%           08/12/21             522,928
        496,231  Formula One (Alpha Topco Ltd.), Term
                     Loan B.............................     7.00%           07/31/21             493,958
        249,375  Mergermarket USA, Inc., 2014
                     Incremental Term Loan..............     4.50%           02/04/21             243,764
        348,497  NEP/NCP Holdco, Inc., Amendment No. 3
                     Incremental Term Loan (First
                     Lien)..............................     4.25%           01/22/20             345,594
        500,000  WME IMG Worldwide, Inc., Term Loan
                     (First Lien).......................     5.25%           05/06/21             494,690
                                                                                           --------------
                                                                                                2,100,934
                                                                                           --------------

                 OIL, GAS & CONSUMABLE FUELS - 0.1%
        100,000  American Energy Marcellus Holdings LLC,
                     Initial Loan (First Lien)..........     5.25%           08/04/20             100,083
                                                                                           --------------

                 PHARMACEUTICALS - 1.4%
        401,136  Akorn, Inc., Loan .....................     4.50%           04/17/21             401,638
        592,784  Par Pharmaceutical Cos., Inc., Term
                     B-2 Loan...........................     4.00%           09/30/19             587,597
        200,000  Patheon, Inc (JLL/Delta Dutch Newco
                     B.V.), Initial Dollar Term Loan....     4.25%           03/11/21             198,376
                                                                                           --------------
                                                                                                1,187,611
                                                                                           --------------


                See Notes to Quarterly Portfolio of Investments           Page 7

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2014 (UNAUDITED)


   PRINCIPAL                                                                   STATED
     VALUE                       DESCRIPTION                   RATE (b)     MATURITY (c)       VALUE
_______________  _______________________________________    _____________  ______________  ______________

SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                 PROFESSIONAL SERVICES - 0.8%
         99,500  CPA Global (Redtop Acquisitions Ltd.),      4.50%           12/03/20      $       99,334
 $                   Initial Dollar Term Loan (First
                     Lien)..............................
        206,798  Information Resources, Inc., Term
                     Loan...............................     4.75-6.00%      09/30/20             206,670
        349,125  TransUnion LLC, 2014 Replacement Term
                     Loan...............................     4.00%           04/09/21             347,526
                                                                                           --------------
                                                                                                  653,530
                                                                                           --------------

                 SOFTWARE - 0.7%
        480,139  BMC Software Finance, Inc., Initial US
                     Term Loan..........................     5.00%           09/10/20             478,487
        141,972  Triple Point Technologies, Inc., Term
                     Loan B ............................     5.25%           07/10/20             126,355
                                                                                           --------------
                                                                                                  604,842
                                                                                           --------------

                 SPECIALTY RETAIL - 1.2%
         99,250  Britax US Holdings, Inc., 1st Lien
                     TLB................................     4.50%           10/15/20              84,363
        496,256  Neiman Marcus Group (The) Inc., Other
                     Term Loan..........................     4.25%           10/25/20             492,152
        150,000  Nine West Holdings, Inc., Initial
                     Loan...............................     4.75%           10/08/19             150,187
        186,035  Serta Simmons Holdings LLC, Term
                     Loan B.............................     4.25%           10/01/19             185,773
         99,461  Toys "R" US-Delaware, Inc., Initial
                     Loan...............................     6.00%           09/01/16              92,872
                                                                                           --------------
                                                                                                1,005,347
                                                                                           --------------

                 TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.2%
        203,701  Dell, Inc., Term B Loan ...............     4.50%           04/29/20             204,094
                                                                                           --------------
                 TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ..........................          24,487,757
                 (Cost $24,523,075)                                                        --------------

                                                                STATED         STATED
    SHARES                     DESCRIPTION                       RATE         MATURITY         VALUE
_______________  _______________________________________    _____________  ______________  _______________

$25 PAR PREFERRED SECURITIES - 3.4%

                 BANKS - 0.8%
         31,500  PNC Financial Services Group, Inc.,
                     Series Q ..........................     5.38%              (d)               738,360
                                                                                           --------------

                 CAPITAL MARKETS - 0.8%
         29,300  Goldman Sachs Group, Inc. .............     5.95%              (d)               709,646
                                                                                           --------------

                 CONSUMER FINANCE - 1.3%
         42,800  Discover Financial Services,
                     Series B ..........................     6.50%              (d)             1,094,824
                                                                                           --------------

                 MARINE - 0.5%
         14,700  Seaspan Corp., Series D ...............     7.95%              (d)               396,459
                                                                                           --------------
                 TOTAL $25 PAR PREFERRED SECURITIES .................................           2,939,289
                 (Cost $2,915,111)                                                         --------------

$50 PAR PREFERRED SECURITIES - 1.4%

                 REAL ESTATE INVESTMENT TRUSTS - 1.4%
         20,000  Weyerhaeuser Co., Series A ............     6.38%           07/01/16           1,155,200
                                                                                           --------------


Page 8          See Notes to Quarterly Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2014 (UNAUDITED)


                                                                STATED         STATED
    SHARES                     DESCRIPTION                       RATE         MATURITY         VALUE
_______________  _______________________________________    _____________  ______________  _______________

$50 PAR PREFERRED SECURITIES (CONTINUED)

                 TOTAL $50 PAR PREFERRED SECURITIES .................................           1,155,200
                 (Cost $1,046,856)                                                         --------------

                 TOTAL INVESTMENTS - 127.9% .........................................         109,851,254
                 (Cost $101,642,921) (e)                                                   --------------


   NUMBER OF
   CONTRACTS                                  DESCRIPTION                                      VALUE
_______________  ______________________________________________________________________    _______________

CALL OPTIONS WRITTEN - (0.3%)

                 Apple, Inc. Call
             80  @   $105.00 due September 2014......................................      $      (11,680)
                                                                                           --------------
                 Automatic Data Processing, Inc. Call
             90  @    82.50 due September 2014.......................................              (8,550)
                                                                                           --------------
                 BHP Billiton Ltd. Call
             70  @    75.00 due September 2014.......................................                (350)
                                                                                           --------------
                 Blackstone Group L.P. Call
            100  @    35.00 due September 2014.......................................              (1,700)
                                                                                           --------------
                 ConocoPhillips Call
            150  @    85.00 due September 2014.......................................              (1,650)
                                                                                           --------------
                 Domtar Corp. Calls
              5  @    37.50 due October 2014.........................................                (675)
             25  @    40.00 due October 2014.........................................                (875)
                                                                                           --------------
                                                                                                   (1,550)
                                                                                           --------------
                 Freeport-McMoRan, Inc. Call
            150  @    39.00 due September 2014.......................................              (1,050)
                                                                                           --------------
                 General Electric Co. Call
            400  @    27.00 due September 2014.......................................              (1,200)
                                                                                           --------------
                 Intel Corp. Calls
            200  @    34.00 due September 2014.......................................             (22,000)
            300  @    35.00 due September 2014.......................................             (16,500)
                                                                                           --------------
                                                                                                  (38,500)
                                                                                           --------------
                 L Brands, Inc. Call
             70  @    65.00 due September 2014.......................................              (4,200)
                                                                                           --------------
                 LyondellBasell Industries N.V. Call
             60  @    115.00 due September 2014......................................              (6,600)
                                                                                           --------------
                 Medtronic, Inc. Call
             60  @    65.00 due September 2014.......................................              (1,440)
                                                                                           --------------
                 MetLife, Inc. Call
             90  @    55.00 due September 2014.......................................              (6,120)
                                                                                           --------------


                See Notes to Quarterly Portfolio of Investments           Page 9

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2014 (UNAUDITED)


   NUMBER OF
   CONTRACTS                                  DESCRIPTION                                      VALUE
_______________  ______________________________________________________________________    _______________

CALL OPTIONS WRITTEN (CONTINUED)

                 Microsoft Corp. Call
            100  @   $45.00 due September 2014.......................................      $       (8,000)
                                                                                           --------------
                 Occidental Petroleum Corp. Calls
             60  @    103.00 due September 2014......................................              (9,120)
             40  @    105.00 due September 2014......................................              (2,520)
                                                                                           --------------
                                                                                                  (11,640)
                                                                                           --------------
                 S&P 500 Index Calls (f)
             75  @    2,010.00 due September 2014....................................             (89,700)
            100  @    2,020.00 due September 2014....................................             (74,500)
                                                                                           --------------
                                                                                                 (164,200)
                                                                                           --------------
                 Starwood Hotels & Resorts Worldwide, Inc. Call
             80  @    87.50 due September 2014.......................................              (1,440)
                                                                                           --------------
                 State Street Corp. Call
            125  @    72.50 due September 2014.......................................              (8,125)
                                                                                           --------------
                 Verizon Communications, Inc. Call
            225  @    50.00 due September 2014.......................................              (9,225)
                                                                                           --------------
                 TOTAL CALL OPTIONS WRITTEN .........................................            (287,220)
                 (Premiums received $216,785)                                              --------------

                 OUTSTANDING LOAN - (28.0%) .........................................         (24,000,000)

                 NET OTHER ASSETS AND LIABILITIES - 0.4% ............................             345,576
                                                                                           --------------
                 NET ASSETS - 100.0% ................................................      $   85,909,610
                                                                                           ==============

----------------------------

        (a) All or a portion of this security serves as collateral on the outstanding loan.

        (b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at August 31, 2014. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

        (c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

        (d) Perpetual maturity.

        (e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of August 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,903,646 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $695,313.


Page 10         See Notes to Quarterly Portfolio of Investments

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
AUGUST 31, 2014 (UNAUDITED)


        (f) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

       ADR  American Depositary Receipt


---------------------------------------------------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of August 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Quarterly Portfolio of Investments):

                                                 ASSETS TABLE
                                                                                        LEVEL 2           LEVEL 3
                                                      TOTAL           LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                    VALUE AT          QUOTED          OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                         8/31/2014         PRICES            INPUTS            INPUTS
-----------------------------------------------   -------------    -------------     -------------     -------------
Common Stocks*.................................   $  71,394,289    $  71,394,289     $          --     $          --
Master Limited Partnerships*...................       6,142,298        6,142,298                --                --
Common Stocks - Business Development
  Companies*...................................       1,905,700        1,905,700                --                --
Investment Companies*..........................       1,826,721        1,826,721                --                --
Senior Floating-Rate Loan Interests*...........      24,487,757               --        24,487,757                --
$25 Par Preferred Securities*..................       2,939,289        2,939,289                --                --
$50 Par Preferred Securities*..................       1,155,200        1,155,200                --                --
                                                  -------------    -------------     -------------     -------------
Total Investments..............................   $ 109,851,254    $  85,363,497     $  24,487,757     $          --
                                                  =============    =============     =============     =============


                                               LIABILITIES TABLE
                                                                                        LEVEL 2           LEVEL 3
                                                      TOTAL           LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                    VALUE AT          QUOTED          OBSERVABLE       UNOBSERVABLE
                                                    8/31/2014         PRICES            INPUTS            INPUTS
                                                  -------------    -------------     -------------     -------------
Call Options Written...........................   $    (287,220)   $    (287,220)    $          --     $          --
                                                  =============    =============     =============     =============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at August 31, 2014.


                See Notes to Quarterly Portfolio of Investments          Page 11

NOTES TO QUARTERLY PORTFOLIO OF INVESTMENTS

                      FIRST TRUST DIVIDEND AND INCOME FUND
                          AUGUST 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund) (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by First Trust Advisors L.P.'s (the "Advisor") Pricing Committee in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, master limited partnerships and other securities listed on any national or foreign exchange (excluding The NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      The Senior Floating-Rate Loan Interests ("Senior Loans")(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

      Short-term investments that mature in less than 60 days when purchased are fair valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after


--------------------------
(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

                      FIRST TRUST DIVIDEND AND INCOME FUND
                          AUGUST 31, 2014 (UNAUDITED)


the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)  the type of security;

      2)  the size of the holding;

      3)  the initial cost of the security;

      4)  transactions in comparable securities;

      5)  price quotes from dealers and/or pricing services;

      6)  relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)  an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)  ADR trading of similar securities;

      3)  closed-end fund trading of similar securities;

      4)  foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)  factors relating to the event that precipitated the pricing problem;

      7)  whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)  the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)  the type, size and cost of the security;

      4)  the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the sub-advisor's or external analysis;

      6)  the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)  the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)  issuer's competitive position within the industry;

     13) issuer's ability to access additional liquidity through public and/or private markets; and

     14)  other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

  o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

  o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

      o  Quoted prices for similar investments in active markets.

      o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

      o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

                      FIRST TRUST DIVIDEND AND INCOME FUND
                          AUGUST 31, 2014 (UNAUDITED)


      o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

  o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of August 31, 2014, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The goal of the option overlay strategy is to generate additional income from option premiums in an attempt to enhance the distributions payable to shareholders and reduce overall portfolio volatility. The Fund generally will write "at-the-money" or "out-of-the-money" call options on stock indices and single stocks. Through June 30, 2013, the option strategy was managed by the Alternatives Group at First Trust Advisors, L.P., the investment advisor to the Fund. As of July 1, 2013, the option strategy is managed by Chartwell. The Fund will not write (sell) "naked" or uncovered options. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a single stock option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. Index options, if exercised, are settled in cash and therefore the Fund never has to deliver any physical securities. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written
(sold) by the Fund.

Single stock options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain loan commitments, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded delayed draw loan commitments as of August 31, 2014.

                      FIRST TRUST DIVIDEND AND INCOME FUND
                          AUGUST 31, 2014 (UNAUDITED)


                          3. DERIVATIVES TRANSACTIONS

Written option activity for the Fund for the fiscal year-to-date period (December 1, 2013 through August 31, 2014) was as follows:

                                                  Number
                                                    of
Written Options                                 Contracts           Premiums
-------------------------------------------   --------------     --------------

Options outstanding at November 30, 2013...           2,592       $   222,338
Options Written............................          36,433         2,941,330
Options Expired............................         (19,754)         (926,311)
Options Exercised..........................          (3,000)         (168,861)
Options Split..............................              60                 0
Options Closed.............................         (13,676)       (1,851,711)
                                               ------------       -----------
Options outstanding at August 31, 2014.....           2,655       $   216,785
                                               ============       ===========

ITEM 2. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          First Trust Dividend and Income Fund
                  --------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley
                                        President and Chief Executive Officer
                                        (principal executive officer)

Date: October 24, 2014
     ---------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley
                                        President and Chief Executive Officer
                                        (principal executive officer)

Date: October 24, 2014
     ---------------------


By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: October 24, 2014
     ---------------------

*Print the name and title of each signing officer under his or her signature.